UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 13, 2007
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-9009                   13-3094658
----------------------------         ------------            ------------------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                  (908)272-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On November 13, 2007, the registrant reported its results of operations for the thirteen and thirty-nine weeks ended September 29, 2007. A copy of the press release issued by the registrant in this connection is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.




ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  Exhibit 99.1 Press Release dated November 13, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 13, 2007                     TOFUTTI BRANDS INC.
                                                     (Registrant)



                                            By: /s/Steven Kass
                                                --------------
                                                Steven Kass
                                                Chief Financial Officer